Exhibit 21.1
SUBSIDIARIES OF CONSTELLATION BRANDS, INC.
As of March 1, 2011

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Constellation Wines U.S., Inc.	New York
Tradenames:
3 Blind Moose Cellars
Alice White
Alice White Vineyards
Alice White Winery
Almaden Brandies
Almaden Imports
Almaden Vineyards
Arbor Mist Winery
Ariesse Champagne Cellars
Autumn Falls Winery
Axia Wine Company
Baron Philippe de Rothschild Imports
Batavia Wine Cellars
Bear Cliff Cellars
Bear Cliff Vineyards
Bedford Company
Belaire Creek Cellars
Bisceglia Brothers Wine Co.
Black Box
Black Box Wines
Blackstone Cellars
Blackstone Winery
Blackstone Winery Sonoma Valley
Blossom Hill Collection
Blossom Hill Vineyards
Blossom Hill Winery
Bottini Cellars
Braidenwood Estates
Brickstone Cellars
Bristol Mountain Vineyards
Brook Hollow
California Coast Winery
Canandaigua Concentrate
Canandaigua West, Inc.
Canandaigua Wine Company
Casata Vineyards

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Caves Du Domaine
CB Vineyards
Cellar 77
Cellars Crest Vineyards
Centerra Wine Company
Charlemont Vineyards
Chase-Limogere
Chateau Luzerne Vintners Co.
Chateau Martin Wine Company
Chateau St. Cyr Cellars
Cheval Sauvage
Clos du Bois
Clos du Bois Estate Bottled Wines
Clos du Bois Estate Wines
Clos du Bois Vineyards
Clos du Bois Vineyards & Winery
Clos du Bois Vintners
Clos du Bois Wine Merchants
Clos du Bois Winery
Clos du Bois Winery & Vineyards
Clos du Bois Wines
Club Cellars
Club Import
Coastal Vintners
Constellation Imports
Constellation Wines U.S.
Cooks’ Cellars
Cook’s Champagne Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
CWUS Imports
DC Flynt MW Selections
Deer Valley Coastal Vineyards & Winery
Deer Valley Vineyards
Delicato Cellars
Domaine Vineyards
Dunnewood Vineyards
Dunnewood Vineyards and Winery
Dunnewood Vineyards & Winery
Echo Falls Vineyards
Echo Falls Winery
Echo Grove Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
EC Vineyards
Estancia
Estancia Estate
Estancia Estates
Estancia Vineyards
Estancia Vineyards & Estates
Estancia Winery
Estate Cellars
Excelsior Wine & Spirits
FV Reserve
Forsythe Vineyards
Fox Ridge Cellars
Franciscan
Franciscan Estate
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Winery
Galleria Champagne Cellars
Gold Seal Vineyards
Great Western Winery
Hartley Cellars
Hayman & Hill
Hayman & Hill Vineyards
Hayman & Hill Wines
Heritage House Wine Company
Heritage Village Cellars
Heritage Vineyards
Heublein
Heublein Cellars
Heublein Wines
Hoffman Grove
Houghton Jack Mann
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Inglenook Champagne Cellars
Inglenook Estate Cellars
Inglenook Vineyard Co.
Inglenook Vineyards Co.
Inglenook-Napa Valley
International Cellars
Italian Swiss Colony
J. Roget Champagne Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Jakes Fault Winery
K Cider Company
K. Cider Co.
Kings Wine Co.
Knapp Cellars
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery
Lake Roselle Vineyards
Lakeside Vineyards
Lolonis
Longhorn Vineyards
Mt. Veeder Winegrowers
Mt. Veeder Winery
Madera Wineries & Distilleries
Manischewitz Selections
Manischewitz Vineyards
Manischewitz Wine Company
Marcus James
Marcus James Vineyards
Medallion Imports
Medallion Wine Imports
Mendocino Canyon
Mendocino Ridge
Mendocino Ridge Winery
Mendocino Vineyards
Mission Bell Wines
Monarch Wine Co.
Monarch Wine Importers
Monkey Bay
Moselweinhaus Import Company
Motif Champagne Cellars
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
New York Cellars
Night Harvest Cellars
North Lake Wines
No Wimpy Importers
Oakville Cellars
Oakville Vineyards
Paso Creek
Pastene Wine Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Paul Garrett
Paul Masson Vineyards
Paul Masson Winery
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Pinesbrook Vineyards
Pol D’Argent Import Company
Prospect Peak Cellars
PWP
R & C Imports
R.M.E., Inc.
Ravenswood
Ravenswood Winery
R.H. Phillips
Rex-Goliath Vineyards
Rex-Goliath Wines
Rex Goliath Wines
Rex-Goliath Winery
Rio Vaca Vineyard
Rio Vaca Vineyards
River Oaks
River Oaks Estate Bottled Wines
River Oaks Estates Vineyards
River Oaks Estates Wines
River Oaks Vineyards
River Oaks Vineyards & Winery
River Oaks Vintners
River Oaks Wine Merchants
River Oaks Winery
River Oaks Winery & Vineyards
River Oaks Wines
Robert Mondavi
Robert Mondavi/Baron Philippe de Rothchild
Robert Mondavi Coastal
Robert Mondavi Coastal Winery
Robert Mondavi Winery
Robert Mondavi Winery — Woodbridge
Robert Mondavi Woodbridge
Rutherford Estate Cellars
Saint Regis Vineyards
San Marino Wine Cellars
Santa Lucia Winery
Santa Lucia

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Santa Lucia Cellars
Santa Lucia Co.
Santa Lucia Company
Santa Lucia Orchard
Santa Lucia Vineyard
Santa Lucia Vineyards
Santa Lucia Wine
Santa Lucia Wine Cellars
Santa Lucia Wines
Sante Vineyards
Satin Rose Wine Co.
Shewan Jones
Simi Winery
Simply Naked Winery
Skye’s Hollow Vineyard
Sonoma Vendange
Sonoma Vendange Winery
St. Regis
St. Regis Cellars
St. Regis Vineyards
Ste. Pierre Smirnoff FLS
Steidl Wine Company
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Sun Country Cellars
T.J. Swann Wines
Taco Diamonte
Talus
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
Taylor California Cellars
Taylor Country Cellars
Taylor Wine Company
The Great Western Winery
The Jibe
The Jibe Wine Company
The R.H. Phillips Cellars
The R.H. Phillips Vineyard
The Taylor Wine Company

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Toasted Head
Toasted Head Winery
Turner Road Cellars
Turner Road Vintners
Turner Road Vineyards
Turner Road Wines
Twin Fin
Twin Fin Wines
Ukiah Winery
Upper Bay Wine Cellars
Vaca Rio Olivos Vineyards
Vendange Wine Cellars
Via Firenze Vineyards
Vincor USA
Vine City Wine Company
Vintage Ink
W.W. Imports
White Rock Products
Widmer Brickstone Cellars
Widmer California Vineyards
Widmer Grape Products Company
Widmer Vineyards
Widmer’s Champagne Cellars
Widmer’s Wine Cellars
Wild Horse
Wild Horse Cellars
Wild Horse Co.
Wild Horse Company
Wild Horse Vineyard
Wild Horse Vineyards
Wild Horse Wine
Wild Horse Wine Cellar
Wild Horse Wine Cellars
Wild Horse Wine Co.
Wild Horse Wine Company
Wild Horse Winery
Wild Horse Winery & Vineyards
Wild Horse Winery and Vineyards
Wild Horse Wines
Wild Punch Co.
Woodbridge Vineyards
Woodbridge Winery
XYZin Winery
Yanqui Wine Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Zen of Zin Winery
Canandaigua Limited	England and Wales
Canandaigua B.V.	Netherlands
CB International Finance S.A.R.L.	Luxembourg
Constellation Leasing, LLC	New York
Constellation Trading Company, Inc.	New York
3112751 Nova Scotia Company	Nova Scotia
CB Nova Scotia ULC	Nova Scotia
Constellation Canada Limited Partnership	Ontario
The Hogue Cellars, Ltd.	Washington State
Tradenames:

3 Blind Moose Cellars
Big O Wine Company
Buffalo Ridge Wine Cellars
Genesis
Hayman & Hill Wines
Hogue
Hogue Cellars
Hogue Cellars, Ltd.
Horse Heaven Hills Wine
Latitudes Wine Company
Millennium
Olympic Cellars
Pacific Rim Winemakers
Paul Thomas
Peninsula
Pepper Bridge
Pepper Bridge Vineyard
Pontin Del Roza
Redwood Grove
Roza Estates Winery
Salmon Harbor
Salmon Harbor Wine Cellars
Sawtooth Winery
Silver Falls
Sunridge Winery
The Magnificent Wine Company
Thurston Wolfe Cellars
Washington Vineyards
Vincor Finance, LLC	Delaware
Vincor International Inc.	Canada
Tradenames:
2 Origins Wine Company
Ancient Coast Wines

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Braeburn Vintners
Briarstone Vineyards
Brights Wines
California House Vintners
Cartier Beverages
Cartier Wines
Cartier Wines & Beverages
Casabello Wines
Chateau-Gai Wines
Dark Horse Vineyard
Dumont Vins & Spiriteux
East-West Wines
Entre-Lacs Vintners
Full Press Vineyards
Growers Cider Co.
Hawthorne Mountain Vineyards
Inniskillin
Inniskillin Okanagan Vineyards
Inniskillin Wines
Jackson-Triggs Estate Wines
Jackson-Triggs Niagara Estate Winery
Jackson-Triggs Vintners
Kumala Wines
Le Clos Jordanne
Le Clos Jordanne Estate Wines
Le Clos Jordanne Wines
Linden Bay Wines
London Wines
Naked Grape Wines
Orion Wines
Open Wines
President Champagne Company
Santa Isabela Wines
Sawmill Creek Wines
See Ya Later Ranch
Silverthorne Vintners
Silverthorne Wine Merchants Company
Simply Great Wines
Sola-Nero Wines
Strut Wines
Sumac Ridge Estate Winery
TGB International Vintners
The Canada Cooler Company
The Ice Wine Store

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Trove Wines
Vex Hard Beverage Co.
Vincor
Vincor Canada
Vintage Ink Wines
Wine-Rack
Vincor (Quebec) Inc.	Quebec
Tradenames:
Atlas Marchands De Vins
Baron De Rochefort
Bellini
Bodegas Nobella
Caleta Wines
DeNoiret
Divin Série Prestige
Dumont Vins & Spiritueux
Elle
Franchesca
La Petite Vendange
Les Grands Classiques Import
Les Vins La Salle
Les Vins Veritas
Nobella
Vino Veritas
Sociedad Vinicala Caballero De Chile Limitada	Chile
Okanagan Vineyards Ltd.	British Columbia
3763820 Canada Limited	Canada
3749495 Canada Limited	Canada
Black Sage Land Ltd.	British Columbia
Inniskillin Wines Inc.	Ontario
Spagnol’s Wine & Beer Making Supplies Ltd.	Canada
Tradenames:
R J Spagnol’s
Spagnol’s
Okanagan Wine Shops Limited[1]	Canada
Osoyoos Larose Estate Winery Ltd.[1]	Ontario
BW Nomineeco Inc.	Ontario
3022374 Canada Inc.	Canada
Vincor International IBC Inc.	Barbados
CBV Canada Holdings Limited	Canada
Constellation Brands Ireland Limited	Republic of Ireland
Allied Drinks Distributors Limited	Republic of Ireland
Constellation International Holdings Limited	New York
Constellation Capital LLC	Delaware

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Ruffino S.r.l.[1]	Italy
Franciscan Vineyards, Inc.	Delaware
Tradenames:
Bernstein Vineyards
Blackstone Cellars
Blackstone Winery
Burr Vineyards
California Coast Winery
Carroll Vineyards
Caymus Cellars
Chantree
Clos du Bois
Cuttings Wharf Vineyards
CWUS Imports
DC Flynt MW Selections
Dickerson Vineyard Cellars
Domaine Madeline
Dreamboat Cellars
Dreamboat Vineyards
Dreamboat Winery
Drylands Wines
Duetto
Eagle Canyon Cellars
Estancia
Estancia Estates
Estancia Vineyards
Estancia Vineyards & Estates
Estancia Winery
Franciscan
Franciscan Estate
Franciscan Estate Selections
Franciscan Estate Selections, Ltd.
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Vineyards, Inc.
Franciscan Winery
Friars’ Table
FV Reserve
Goldfields
Greenbrier Vineyards
Groth Vineyards
Hayman & Hill Wines
HRM Rex-Goliath Vineyards

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Icon Estates
J. Emerson
Kim Crawford Wines
Mathis Wine
Maywood
Michael’s
Monte Verde
Moltepulciano
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
Nobilo Wines
No Wimpy Importers
Oakmont Vineyards
Oakville Estate
Paso Creek
Peter Mathis Wines
Pickle Canyon Vineyards
Pina Wine Cellars
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Press-Oak Cellars
Press-Oak Vineyards
Press-Oak Winery
Ravenswood
Ravenswood Winery
Redwood Coast Winery
Redwood Creek Vineyards
Rio Vaca Vineyard
Rio Vaca Vineyards
River Glen Vineyards
Robert Mondavi
Rock Crest
Round Hill Vineyards
Ruby Crest
Ruffino Import Company
Ruffino Imports
Silver Oak Cellars
Simi Winery
Simi Winescapes
Smothers Brothers Wines

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Spring Creek Vineyards
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Tantalus
Toasted Head Winery
Tree Press Cellar
Turquoise Mountain
Turtle Cellars
Vaca Rio Olivos Vineyards
Villa Caporicci
Vina Caliterra
Vineone
Vino Bambino
Vintage Ink
Wild Cat Cellars
William Scheffler Estates
Willow Creek Cellars
Winescapes
Allberry, Inc.	California
Cloud Peak Corporation	California
The Robert Mondavi Corporation	California
Mt. Veeder Corporation	California
The Robert Mondavi Company LLC	Delaware
Constellation Services LLC	Delaware
Constellation Beers Ltd.	Maryland
Tradenames:
Constellation Services
Crown Imports LLC[1]	Delaware
Tradenames:
Barton Beers, Ltd.
Consolidated Pacific Brands
Monarch Import Company
ALCOFI Inc.	New York
Spirits Marque One LLC	Delaware
Schenley Distilleries Inc. / Les Distilleries Schenley Inc.	Canada
CBrands Mexico SA de CV	Mexico
Constellation Europe (Holdings) Limited	England and Wales
Avalon Cellars Limited	England and Wales
Manor Park Cellars Limited	England and Wales
Taunton Cider	England and Wales
Jamestown Brewing Company Ltd. (The)	England and Wales

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Horrell & Son Limited	England and Wales
Original Metz Company Limited (The)	England and Wales
Quantock Vale Cider Company Limited (The)	England and Wales
Taunton Cider (Trading) Limited	England and Wales
Taunton Cider Trustee Company Limited	England and Wales
Vincor U.K. Limited[1]	England and Wales
CWI Holdings LLC	New York
CBI Australia Holdings Pty Limited[1]	Australian Capital Territory
(ACN 103 359 299)
Vincor U.K. Limited[1]	England and Wales
Meritus Holdings Coöperatief U.A.	Netherlands
Meritus Wines Pty Limited	Australian Capital Territory
Nobilo Holdings	New Zealand
Constellation New Zealand Limited	New Zealand
Nobilo Vintners Limited	New Zealand
Valleyfield Vineyard Partnership[1]	New Zealand
Kikowhero Partnership[1]	New Zealand
Kim Crawford Wines Limited	New Zealand
Selaks Wines Limited	New Zealand
Nobilo Wines Limited	New Zealand
National Liquor Distributors Limited	New Zealand
Robert Mondavi Properties, Inc.	California
Robert Mondavi Investments	California
Robert Mondavi Europe GmbH	Germany
Robert Mondavi Australia Holdings Pty. Ltd.	Australia
Robert Mondavi Australia Pty. Ltd.	Australia
Opus One Winery LLC[1]	Delaware
Wicer, LLC[1]	Delaware
In addition to the tradenames listed above, which are used by subsidiaries of the registrant, the registrant uses the following tradenames:
CBI, Inc.
Arbor Mist Winery
Aurora Valley Vineyards
Batavia Wine Cellars
Black Velvet Import Co.
Bisceglia Brothers Wine Co.
Bristol Hills Wine Company
Canandaigua Champagne Cellars
Canandaigua Industries Co.
Carolina Wine Co.
Casata Vineyards
Caves du Domaine
Charles Jacquin Vineyards Co.
Chateau Donay Wine Cellars
Chateau Luzerne Vintners Co.

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Chateau Martin Company
Chelsea Wine Company
Cisco Wine Company
Classic Marketing Co.
Constellation Spirits
Constellation Spirits and Specialty Wines
Constellation Wines U.S.
Cook’s Champagne Cellars
Cook’s Sparkling Wine Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
Crystal Wine Cellars
Dixie Wine Company
Dunnewood Vineyards & Winery
Eastern Wine Company
F. Heinrich Wine Cellars
Finger Lakes Wine Company
Gay Page Wine Cellars
Global Wine Co.
Gold Seal Vineyards
Golden Age Wine Cellars
Great Western Winery
Guild Wineries & Distilleries
Hammondsport Wine Company
Italian Swiss Colony
J. Roget Champagne Cellars
John MacNaughton Co.
K.C. Arey & Co.
King Solomon Wine Co.
Kings Wine Co.
La Domaine
La Petite Wine Cellars
Lake Island Champagne Cellars
Manischewitz Wine Company
Margo Vintners
Marvino Wine Company
Masada Wine Company
McMaster Import Co.
Medallion Wine Imports
Melody Hill Vintners
Monarch Wine Co.
Monarch Wine Imports

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Monte Carlo Champagne Cellars
Moselweinhaus Import Company
Mother Vineyard Wine Co.
Moulin Rouge Champagne Cellars
M-R Champagne Co.
New York State Wine Company
Old Rabbinical Bottling Co.
Paul Garrett
Paul Masson Winery
Pol D’Argent Import Company
Premium Champagne Company
Reserve Du Domaine Vineyard
Richards Champagne Cellars
Richards Fils Et Cie Wineries
Richards Wine Company
Satin Rose Wine Co.
Schenley Distributors
Southland Wine Co.
Sun Country Cellars
Taylor California Cellars
Taylor Country Cellars
Taylor Wine Cellars
Taylor Wine Company
The California Cellars of Chase-Limogere
The Great Western Winery
The Taylor Wine Company
The Taylor Wine Company, Inc.
Tiger Wine Co.
Upper Bay Wine Cellars
Vine Valley Winery
Vineyard to Wine Cellars
Virginia Dare Wine Company
Wheeler Wine Cellars
Widmer’s Wine Cellars
Wild Irish Rose Wine Company
Wilen Brothers Co.
Wilen Wine Co.
Winedale Vineyards
DNA ENTERPRISES
CDB Travel
Notes:
The names of certain subsidiaries are omitted from the above schedule because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

The tradenames referenced in the above schedule may or may not be names registered with a governmental authority.

[1]	Less than wholly-owned entity; financial results of this entity are not consolidated with those of the registrant.